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                                                                    Exhibit 23.1

                            INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of BARRA, Inc. on Form S-8 of our report dated May 9, 1997, appearing in the Annual Report on Form 10-K of BARRA, Inc. for the year ended March 31, 1997.

/s/ Deloitte & Touch LLP
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Deloitte & Touche LLP
September 10, 1997